Exhibit 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Sealand Natural Resources Inc. (the “Company”) on Form 10-Q for the period ended November 30, 2014, as filed with the Securities and Exchange Commission on the date hereof, I, Lars Poulsen, Chief Executive Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. Such Quarterly Report on Form 10-Q for the period ended November 30, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the period ended November 30, 2014, fairly presents, in all material respects, the financial condition and results of operations of Sealand Natural Resources Inc.

Dated: January 22, 2015	/s/ Lars Poulsen
President and Chief Executive Officer
(Principal Executive Officer)